SUPPLEMENT DATED FEBRUARY 28, 2017

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND –

PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE PORTFOLIO

CLASS I SHARES

DATED MAY 1, 2016

This supplement revises the Portfolio Optimization Moderate-Conservative Portfolio Class I Shares summary prospectus dated May 1, 2016, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

The following risks are removed from the Principal Risks from Holdings in Underlying Funds subsection:

•	Correlation Risk
•	Non-Diversification Risk
•	Short Sale Risk